UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2015

HNI Corporation
(Exact name of registrant as specified in charter)

Iowa	1-14225	42-0617510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

408 East Second Street, P.O. Box 1109, Muscatine, Iowa  52761-0071
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:  (563) 272-7400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01      Changes in Registrant's Certifying Accountant.

Following a comprehensive and competitive selection process, the Audit Committee (the "Audit Committee") of the Board of Directors of HNI Corporation (the "Corporation"), at its meeting on January 13, 2015, approved the appointment of KPMG LLP ("KPMG") to serve as the Corporation's independent registered public accounting firm for fiscal year 2015 and dismissed PricewaterhouseCoopers LLP ("PwC").  KPMG was selected from among a number of firms invited to submit proposals.

The dismissal of PwC will be effective upon the issuance of its reports on the consolidated financial statements as of and for the fiscal year ended January 3, 2015 and the effectiveness of internal control over financial reporting as of January 3, 2015 to be included in the Corporation's filing of its Form 10-K with the Securities and Exchange Commission.  The reports of PwC on the Corporation's consolidated financial statements as of and for the years ended December 28, 2013 and December 29, 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended January 3, 2015 and December 28, 2013, and during the subsequent interim period through January 16, 2015, there have been no disagreements between the Corporation and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the Corporation's financial statements for those periods, and there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Corporation provided PwC with a copy of the disclosures in this Current Report on Form 8-K and requested from PwC a letter addressed to the Securities and Exchange Commission indicating whether it agrees with the disclosures.  A copy of PwC's letter dated January 16, 2015 is attached as Exhibit 16.1.

During the fiscal years ended January 3, 2015, December 28, 2013 and December 29, 2012, and the subsequent interim period through January 16, 2015, the Corporation did not consult with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's financial statements, and neither a written report nor oral advice was provided to the Corporation that KPMG concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; (ii) any matter subject to a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Corporation will amend this Form 8-K to (i) disclose the effective date of the dismissal of PwC following the issuance of its reports on the Corporation's consolidated financial statements as of and for the fiscal year ended January 3, 2015, and (ii) update the interim period related to paragraphs (a)(1)(iv) and (a)(2) of Item 304 of Regulation S-K through the effective date of dismissal.

Section 9 — Financial Statements and Exhibits

 Item 9.01      Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter of PwC, dated January 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI Corporation

Date: January 16, 2015	By:	/s/ Kurt A. Tjaden
Kurt A. Tjaden
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter of PwC, dated January 16, 2015.